Exhibit 21

Entity Name	Organization State
ABB MOG-WM, Inc.	CO
ABB RFL, LLC	DE
ABB TS Assets, LLC	DE
Alabama T.V. Cable, Inc.	AL
American Microwave & Communications, Inc.	MI
Atlantic American Cablevision of Florida, LLC	FL
Atlantic American Cablevision, LLC	DE
Atlantic American Holdings, Inc.	FL
Atlantic Cablevision of Florida, Inc.	DE
Beatrice Cable TV Company	NE
Beaumaris Networks, Inc.	DE
Brigand Pictures, Inc.	DE
BroadNet Europe SPRL	Belgium
BroadNet Holdings, B.V.	The Netherlands
BroadNet Suisse A.S.	Switzerland
C Spectrum Investment, LLC	DE
Cable Accounting, Inc.	CO
Cable Programming Ventures, LLC	DE
Cable Sports Southeast, LLC	DE
Cable Television Advertising Group, Inc.	WY
Cable Television of Gary, Inc.	IN
Cablevision Associates of Gary Joint Venture	IN
Cablevision Investment of Detroit, Inc.	MI
Cablevision of Arcadia/Sierra Madre, Inc.	DE
CATV Facility Co., Inc.	CO
CCC-NJFT, Inc.	CO
CCF Management Services, Inc.	DE
Century-TCI California Communications, L.P.	DE
Century-TCI Holdings, LLC	DE
Children’s Network, LLC	DE
Classic Services, Inc.	DE
Clinton Cable TV Investors, Inc.	MI
Clinton TV Cable Company, LLC	IA
CMC Technologies India Private Limited	India
Coastal Cable T.V., Inc.	CT
Colorado Terrace Tower II Corporation	CO
COM Indiana, LLC	DE
COM Indianapolis, LLC	DE
COM Inkster, Inc.	MI
COM MH, LLC	DE
COM South, LLC	CO
COM Sports Ventures, Inc.	DE
Comcast 38GHZ, Inc.	DE
Comcast A/TW Note Holdings, Inc.	DE
Comcast ABB Business Services, Inc.	CO
Comcast ABB Cablevision V, Inc.	IA
Comcast ABB CSC Holdings, Inc.	DE
Comcast ABB CSC II, Inc.	DE
Comcast ABB HCI, LLC	IA
Comcast ABB Holdings I, Inc.	DE
Comcast ABB Holdings II, Inc.	DE
Comcast ABB Management, LLC	CO
Comcast ABB Network Solutions, Inc.	CO
Comcast ABB NOC, LLC	DE
Comcast ABB Note Consolidation Holdings, LLC	DE

Comcast ABB Note Consolidation, Inc.	DE
Comcast ABB of Clinton	IA
Comcast ABB of Georgia II, LLC	GA
Comcast ABB of Kiowa, LLC	CO
Comcast ABB of Mississippi/Iowa, LLC	DE
Comcast ABB of Payette, Inc.	OR
Comcast ABB Optionee Payroll, LLC	DE
Comcast ABB Overseas Holdings I, LLC	DE
Comcast ABB Overseas Holdings II, LLC	DE
Comcast ABB Overseas Holdings, Inc.	DE
Comcast ABB USC, LLC	DE
Comcast Amateur Sports, LLC	DE
Comcast ASBC, Inc.	DE
Comcast Baseball Investment, LLC	DE
Comcast Broadnet Payroll Services, Inc.	DE
Comcast BTN Holdings, LLC	DE
Comcast Business Communications of Virginia, LLC	VA
Comcast Business Communications, LLC	PA
Comcast Cable Communications Holdings, LLC	DE
Comcast Cable Communications Management, LLC	DE
Comcast Cable Communications, LLC	DE
Comcast Cable Funding	DE
Comcast Cable Funding GP, Inc.	DE
Comcast Cable Funding I, Inc.	DE
Comcast Cable Holdings, LLC	DE
Comcast Cable of Indiana, Inc.	DE
Comcast Cable of Indiana/Michigan/Texas I, LLC	TX
Comcast Cable of Maryland, Inc.	DE
Comcast Cable SC Investment, Inc.	DE
Comcast Cable Trust I	DE
Comcast Cable Trust II	DE
Comcast Cable Trust III	DE
Comcast Cablevision of Baltimore City GP, Inc.	DE
Comcast Cablevision of Garden State, Inc.	DE
Comcast Cablevision of Philadelphia Area I, LLC	PA
Comcast Cablevision of Southeast Michigan, Inc.	DE
Comcast Capital Corporation	DE
Comcast CCH Subsidiary Holdings, Inc.	DE
Comcast CHC Subsidiary Holdings, Inc.	DE
Comcast Children’s Network Holdings, LLC	DE
Comcast CICG GP, LLC	DE
Comcast CICG, L.P.	DE
Comcast CIM STS Holdings, Inc.	DE
Comcast COLI Holdings, LLC	DE
Comcast Commercial Services Financing, LLC	DE
Comcast Commercial Services Group Holdings, LLC	DE
Comcast Commercial Services, LLC	DE
Comcast Concurrent Holdings, Inc.	DE
Comcast Corporate Investments II, Inc.	DE
Comcast Corporate Investments, LLC	DE
Comcast Corporation Political Action Committee	PA
Comcast Corporation Political Action Committee of Maryland	MD
Comcast Corporation Political Action Committee of Massachusetts	MA
Comcast Corporation Political Action Committee of Texas	TX
Comcast Corporation Political Action Committee-USA	PA
Comcast Corporation Trust I	DE

Comcast Corporation Trust II	DE
Comcast Corporation Trust III	DE
Comcast Crystalvision, Inc.	DE
Comcast CTV Holdings, LLC	DE
Comcast CVC Ventures	DE
Comcast DC Radio, Inc.	DE
Comcast Digital, LLC	DE
Comcast Encore, Inc.	DE
Comcast Entertainment Holdings LLC	DE
Comcast Entertainment Networks Holdings, LLC	DE
Comcast Entertainment Productions, Inc.	DE
Comcast Financial Agency Corporation	DE
Comcast Florida Programming Investments, Inc.	DE
Comcast Funding I, Inc.	DE
Comcast Garden State, LLC	DE
Comcast Gateway Holdings, LLC	DE
Comcast Greater Boston Advertising Holdings, LLC	DE
Comcast Hockey Investment, LLC	DE
Comcast Hockey, LLC	DE
Comcast Holdings Corporation	PA
Comcast Holdings II, LLC	DE
Comcast Horror Entertainment Holdings, LLC	DE
Comcast Houston Advertising Holdings, LLC	DE
Comcast ICCP, Inc.	CO
Comcast ICG, Inc.	DE
Comcast In Demand Holdings, Inc.	DE
Comcast Interactive Capital, LP	DE
Comcast Interactive Media, LLC	DE
Comcast Interactive Programming Ventures, Inc.	DE
Comcast International Holdings, Inc.	DE
Comcast IP Holdings I, LLC	DE
Comcast IP Phone II, LLC	DE
Comcast IP Phone III, LLC	DE
Comcast IP Phone IV, LLC	DE
Comcast IP Phone of Missouri, LLC	MO
Comcast IP Phone of Oregon, LLC	DE
Comcast IP Phone V, LLC	DE
Comcast IP Phone VI, LLC	DE
Comcast IP Phone VII, LLC	DE
Comcast IP Phone, LLC	PA
Comcast IP Services II, Inc.	DE
Comcast IP Services, LLC	DE
Comcast IPG/JV, LLC	DE
Comcast JR Holdings, Inc.	DE
Comcast LCP, Inc.	DE
Comcast Levittown Finance, Inc.	DE
Comcast Life Insurance Holding Company	DE
Comcast LMC E! Entertainment, Inc.	CO
Comcast Metatv, Inc.	DE
Comcast MH Holdings, LLC	DE
Comcast Michigan Holdings, Inc.	MI
Comcast Midwest Management, Inc.	DE
Comcast MO Cable News, Inc.	MA
Comcast MO Capital Corporation	CO
Comcast MO Communications Holding Company, Inc.	DE
Comcast MO Digital Radio, Inc.	MA

Comcast MO Europe, Inc.	CO
Comcast MO Express Midwest, Inc.	OH
Comcast MO Express of California, Inc.	CA
Comcast MO Express of Florida, Inc.	DE
Comcast MO Express of New England, Inc.	MA
Comcast MO Express of Virginia, Inc.	VA
Comcast MO Federal Relations, Inc.	DE
Comcast MO Finance Trust I	DE
Comcast MO Finance Trust II	DE
Comcast MO Finance Trust III	DE
Comcast MO Finance Trust IV	DE
Comcast MO Finance Trust V	DE
Comcast MO Finance Trust VI	DE
Comcast MO Financial Services, Inc.	CO
Comcast MO Financing A	DE
Comcast MO Financing B	DE
Comcast MO Foreign Investments, Inc.	CO
Comcast MO Group Funding, Inc.	DE
Comcast MO Group, Inc.	DE
Comcast MO Holdings I, LLC	DE
Comcast MO Holdings II, Inc.	DE
Comcast MO Information Technology Systems, Inc.	MA
Comcast MO Interactive Services, Inc.	CO
Comcast MO International Holdings II, Inc.	DE
Comcast MO International Programming, Inc.	MA
Comcast MO International, Inc.	CO
Comcast MO Investments, Inc.	DE
Comcast MO of Burnsville/Eagan, Inc.	MN
Comcast MO of Delaware, LLC	DE
Comcast MO of Minnesota, Inc.	MN
Comcast MO of North Valley, Inc.	CA
Comcast MO of Quad Cities, Inc.	MN
Comcast MO of the North Suburbs, Inc.	MN
Comcast MO Racing, Inc.	DE
Comcast MO Real Estate, Inc.	CO
Comcast MO SPC I, LLC	DE
Comcast MO SPC II, LLC	DE
Comcast MO SPC III, LLC	DE
Comcast MO SPC IV, LLC	DE
Comcast MO SPC V, LLC	DE
Comcast MO SPC VI, LLC	DE
Comcast MO Telecommunications Corp.	DE
Comcast MVNO I, LLC	DE
Comcast MVNO II, LLC	DE
Comcast Nashville Finance	DE
Comcast National Communications Services, LLC	DE
Comcast NCC Holdings I, LLC	DE
Comcast NCC Holdings II, LLC	DE
Comcast NCC Holdings III, LLC	DE
Comcast NECN Holdings, LLC	DE
Comcast Netherlands, Inc.	DE
Comcast New Media Development, Inc.	PA
Comcast New Mexico/Pennsylvania Finance, Inc.	DE
Comcast of Alabama, Inc.	AL
Comcast of Alameda, Inc.	CA
Comcast of Arizona, Inc.	CO

Comcast of Arkansas, Inc.	DE
Comcast of Arkansas/Florida/Louisiana/Minnesota/Mississippi/Tennessee, Inc.	DE
Comcast of Avalon, LLC	DE
Comcast of Baltimore City, Inc.	MD
Comcast of Baltimore City, L.P.	CO
Comcast of Bellevue, Inc.	WA
Comcast of Boston, Inc.	NY
Comcast of Brockton, Inc.	DE
Comcast of Bryant, Inc.	AR
Comcast of Burlington County, LLC	DE
Comcast of California I, Inc.	NV
Comcast of California II, Inc.	CA
Comcast of California II, LLC	DE
Comcast of California III, Inc.	CA
Comcast of California III, LLC	CO
Comcast of California IV, Inc.	WY
Comcast of California IX, Inc.	CA
Comcast of California V, Inc.	CA
Comcast of California VI, Inc.	CA
Comcast of California VIII, Inc.	WA
Comcast of California X, Inc.	CA
Comcast of California XI, Inc.	TN
Comcast of California XII, Inc.	DE
Comcast of California XIII, Inc.	CA
Comcast of California XIV, LLC	DE
Comcast of California XV, LLC	DE
Comcast of California/Colorado, LLC	DE
Comcast of California/Colorado/Florida/Oregon, Inc.	GA
Comcast of California/Colorado/Illinois/Indiana/Michigan GP, LLC	DE
Comcast of California/Colorado/Illinois/Indiana/Michigan, LP	DE
Comcast of California/Colorado/Washington I, Inc.	WA
Comcast of California/Colorado/Washington, LP	CO
Comcast of California/Connecticut/Michigan	CO
Comcast of California/Idaho, Inc.	ID
Comcast of California/Illinois, LP	CO
Comcast of California/Maryland/Pennsylvania/Virginia/West Virginia, LLC	DE
Comcast of California/Massachusetts/Michigan/Utah, Inc.	DE
Comcast of California/Pennsylvania/Utah/Washington, Inc.	PA
Comcast of Carolina, Inc.	SC
Comcast of Celebration, LLC	DE
Comcast of Central New Jersey II, LLC	DE
Comcast of Central New Jersey, LLC	DE
Comcast of Chesterfield County, Inc.	VA
Comcast of Chicago, Inc.	IL
Comcast of Clinton	MI
Comcast of Clinton CT, Inc.	CT
Comcast of Clinton MI, Inc.	MI
Comcast of Coconut Creek, Inc.	FL
Comcast of Colorado I, LLC	CO
Comcast of Colorado II, LLC	CO
Comcast of Colorado III, LLC	CO
Comcast of Colorado IV, LLC	DE
Comcast of Colorado IX, LLC	DE
Comcast of Colorado V, LLC	CO
Comcast of Colorado VI, LLC	IA
Comcast of Colorado VII, LLC	IA

Comcast of Colorado VIII, LLC	CO
Comcast of Colorado X, LLC	CO
Comcast of Colorado XI, Inc.	CO
Comcast of Colorado XII, Inc.	MD
Comcast of Colorado, LP	CO
Comcast of Colorado/Florida, Inc.	WA
Comcast of Colorado/Pennsylvania/West Virginia, LLC	DE
Comcast of Connecticut II, Inc.	CT
Comcast of Connecticut, Inc.	OK
Comcast of Connecticut, LLC	DE
Comcast of Connecticut/Georgia/Massachusetts/New Hampshire/New York/North Carolina/Virginia/Vermont, LLC	DE
Comcast of Contra Costa, Inc.	WA
Comcast of Cupertino, Inc.	CA
Comcast of Danbury, Inc.	DE
Comcast of Davis County, Inc.	UT
Comcast of Delmarva, Inc.	DE
Comcast of Detroit	MI
Comcast of Detroit, Inc.	MI
Comcast of East San Fernando Valley, LP	CO
Comcast of Eastern Connecticut, Inc.	CT
Comcast of Eastern Shore, LLC	DE
Comcast of Elkton, LLC	DE
Comcast of Everett, Inc.	WA
Comcast of Flint, Inc.	MI
Comcast of Florida	WY
Comcast of Florida I, Inc.	MO
Comcast of Florida II, Inc.	DE
Comcast of Florida III, Inc.	MI
Comcast of Florida, LP	DE
Comcast of Florida/Georgia	MI
Comcast of Florida/Georgia, LLC	DE
Comcast of Florida/Illinois/Michigan, Inc.	DE
Comcast of Florida/Pennsylvania, L.P.	DE
Comcast of Florida/Washington, LLC	DE
Comcast of Fort Wayne Limited Partnership	IN
Comcast of Fresno, Inc.	CA
Comcast of Garden State L.P.	DE
Comcast of Georgia I, LLC	GA
Comcast of Georgia/Massachusetts, LLC	DE
Comcast of Georgia/Michigan, LP	CA
Comcast of Georgia/South Carolina II, LLC	DE
Comcast of Georgia/South Carolina, Inc.	CO
Comcast of Georgia/Virginia, Inc.	CO
Comcast of Gloucester County, LLC	DE
Comcast of Greater Florida/Georgia, Inc.	FL
Comcast of Grosse Pointe, Inc.	MI
Comcast of Groton, Inc.	CT
Comcast of Harford County, LLC	MD
Comcast of Hopewell Valley, Inc.	NJ
Comcast of Houston, LLC	DE
Comcast of Howard County, LLC	MD
Comcast of Illinois I, Inc.	IL
Comcast of Illinois II, Inc.	KS
Comcast of Illinois III, Inc.	IL
Comcast of Illinois IV, Inc.	IL
Comcast of Illinois IX, LLC	DE

Comcast of Illinois V, Inc.	MD
Comcast of Illinois VI, LLC	DE
Comcast of Illinois VII, Inc.	FL
Comcast of Illinois VIII, LLC	DE
Comcast of Illinois X, LLC	DE
Comcast of Illinois XI, LLC	DE
Comcast of Illinois XII, L.P.	NJ
Comcast of Illinois XIII, L.P.	AZ
Comcast of Illinois/Indiana	FL
Comcast of Illinois/Indiana/Michigan, Inc.	AR
Comcast of Illinois/Indiana/Ohio, LLC	DE
Comcast of Illinois/Ohio/Oregon, LLC	DE
Comcast of Illinois/West Virginia, LLC	DE
Comcast of Indiana, LLC	CO
Comcast of Indiana/Kentucky/Utah	CA
Comcast of Indiana/Michigan, LLC	IA
Comcast of Indiana/Michigan/Pennsylvania, LLC	IA
Comcast of Indianapolis, Inc.	DE
Comcast of Indianapolis, L.P.	DE
Comcast of Inkster Limited Partnership	MI
Comcast of Jersey City, LLC	DE
Comcast of Kentucky/Tennessee/Virginia, LLC	DE
Comcast of Laurel, Inc.	MS
Comcast of Lawrence, LLC	DE
Comcast of Levittown, LLC	DE
Comcast of Little Rock, Inc.	AR
Comcast of Lompoc, LLC	DE
Comcast of Long Beach Island, LLC	DE
Comcast of Louisiana/Mississippi/Texas, LLC	DE
Comcast of Lower Merion, LLC	DE
Comcast of Macomb County, Inc.	MI
Comcast of Macomb, Inc.	MI
Comcast of Maine/New Hampshire, Inc.	NH
Comcast of Margate, Inc.	FL
Comcast of Marianna, Inc.	DE
Comcast of Marin I, Inc.	CA
Comcast of Marin II, Inc.	CA
Comcast of Maryland Limited Partnership	MD
Comcast of Maryland, Inc.	CO
Comcast of Maryland, LLC	DE
Comcast of Massachusetts I, Inc.	MA
Comcast of Massachusetts II, Inc.	DE
Comcast of Massachusetts III, Inc.	DE
Comcast of Massachusetts/New Hampshire, LLC	DE
Comcast of Massachusetts/Virginia, Inc.	VA
Comcast of Mercer County, LLC	DE
Comcast of Meridian, Inc.	MS
Comcast of Miami, Inc.	FL
Comcast of Michigan I, Inc.	VA
Comcast of Michigan II, Inc.	DE
Comcast of Michigan III, Inc.	DE
Comcast of Michigan IV, LLC	CO
Comcast of Michigan, LLC	DE
Comcast of Michigan/Mississippi/Tennessee, Inc.	DE
Comcast of Middletown, Inc.	DE
Comcast of Milton, Inc.	MA

Comcast of Minnesota, Inc.	DE
Comcast of Minnesota/Wisconsin, Inc.	WA
Comcast of Mississippi Call Center, LLC	DE
Comcast of Missouri, Inc.	CO
Comcast of Monmouth County, LLC	DE
Comcast of Montana I, Inc.	MT
Comcast of Montana II, Inc.	DE
Comcast of Montana III, Inc.	OR
Comcast of Mt. Clemens	MI
Comcast of Mt. Clemens, Inc.	MI
Comcast of Muncie, LLC	IN
Comcast of Muncie, LP	IN
Comcast of Muskegon	MI
Comcast of Nashville I, LLC	DE
Comcast of Nashville II, LLC	DE
Comcast of Needham, Inc.	DE
Comcast of New Castle County, LLC	DE
Comcast of New Hampshire, Inc.	MD
Comcast of New Haven, Inc.	CT
Comcast of New Jersey II, LLC	DE
Comcast of New Jersey, LLC	NJ
Comcast of New Mexico, Inc.	CO
Comcast of New Mexico/Pennsylvania, LLC	DE
Comcast of New York, LLC	DE
Comcast of North Broward, Inc.	FL
Comcast of Northern California I, Inc.	CA
Comcast of Northern California II, Inc.	CA
Comcast of Northern Illinois, Inc.	IL
Comcast of Northern Indiana, Inc.	DE
Comcast of Northwest New Jersey, LLC	DE
Comcast of Novato, Inc.	OR
Comcast of Ocean County, LLC	DE
Comcast of Ohio, Inc.	OH
Comcast of Oregon I, Inc.	OR
Comcast of Oregon II, Inc.	OR
Comcast of Panama City, Inc.	DE
Comcast of Parkland, Inc.	FL
Comcast of Pennsylvania	CO
Comcast of Pennsylvania I, Inc.	DE
Comcast of Pennsylvania II, Inc.	CO
Comcast of Pennsylvania II, L.P.	DE
Comcast of Pennsylvania, LLC	DE
Comcast of Pennsylvania/Maryland, LLC	DE
Comcast of Pennsylvania/Washington/West Virginia, LP	CO
Comcast of Perry, Inc.	DE
Comcast of Philadelphia II, LLC	DE
Comcast of Philadelphia, LLC	DE
Comcast of Plainfield, LLC	DE
Comcast of Potomac, LLC	DE
Comcast of Puget Sound, Inc.	WA
Comcast of Quincy, Inc.	DE
Comcast of Richmond, Inc.	VA
Comcast of Sacramento I, LLC	CA
Comcast of Sacramento II, LLC	CA
Comcast of Sacramento III, LLC	CA
Comcast of San Joaquin, Inc.	WY

Comcast of San Leandro, Inc.	CA
Comcast of Santa Cruz, Inc.	CO
Comcast of Santa Maria, LLC	DE
Comcast of Shelby, Inc.	MI
Comcast of Sierra Valleys, Inc.	CA
Comcast of South Chicago, Inc.	IL
Comcast of South Dade, Inc.	FL
Comcast of South Florida I, Inc.	FL
Comcast of South Florida II, Inc.	DE
Comcast of South Jersey, LLC	DE
Comcast of Southeast Pennsylvania, LLC	DE
Comcast of Southern California, Inc.	OR
Comcast of Southern Illinois, Inc.	DE
Comcast of Southern Mississippi, Inc.	DE
Comcast of Southern New England, Inc.	MA
Comcast of Southern Tennessee, LLC	DE
Comcast of Spokane, LLC	WA
Comcast of St. Paul, Inc.	MN
Comcast of Sterling Heights, Inc.	MI
Comcast of Tacoma, Inc.	DE
Comcast of Tallahassee, Inc.	DE
Comcast of Taylor, LLC	DE
Comcast of Tennessee, LP	DE
Comcast of the District, LLC	DC
Comcast of the Gulf Plains, Inc.	DE
Comcast of the Meadowlands, LLC	DE
Comcast of the South	CO
Comcast of the South, Inc.	CO
Comcast of the South, L.P.	DE
Comcast of the South, LLC	DE
Comcast of Tualatin Valley, Inc.	OR
Comcast of Tupelo, Inc.	MS
Comcast of Twin Cities, Inc.	WA
Comcast of Utah I, Inc.	IN
Comcast of Utah II, Inc.	LA
Comcast of Utica, Inc.	MI
Comcast of Virginia, Inc.	CO
Comcast of Warren	MI
Comcast of Warren, Inc.	MI
Comcast of Wasatch, Inc.	UT
Comcast of Washington I, Inc.	WA
Comcast of Washington II, Inc.	WA
Comcast of Washington III, Inc.	WA
Comcast of Washington IV, Inc.	WA
Comcast of Washington V, LLC	DE
Comcast of Washington, LLC	DE
Comcast of Washington/Oregon	WA
Comcast of Washington/Oregon SMATV I, LLC	DE
Comcast of Washington/Oregon SMATV II, LLC	DE
Comcast of West Florida, Inc.	DE
Comcast of West Virginia, LLC	DE
Comcast of Western Colorado, Inc.	CO
Comcast of Wildwood, LLC	DE
Comcast of Wisconsin, Inc.	CO
Comcast of Wyoming I, Inc.	FL
Comcast of Wyoming II, Inc.	WY

Comcast of Wyoming, LLC	DE
Comcast Palm Beach GP, LLC	DE
Comcast Phone II, LLC	DE
Comcast Phone Management, LLC	DE
Comcast Phone of Alabama, LLC	DE
Comcast Phone of Arizona, LLC	DE
Comcast Phone of Arkansas, LLC	DE
Comcast Phone of California, LLC	DE
Comcast Phone of Central Indiana, LLC	DE
Comcast Phone of Colorado, LLC	DE
Comcast Phone of Connecticut, Inc.	CO
Comcast Phone of D.C., LLC	DE
Comcast Phone of Delaware, LLC	DE
Comcast Phone of Florida, LLC	DE
Comcast Phone of Georgia, LLC	CO
Comcast Phone of Idaho, LLC	DE
Comcast Phone of Illinois, LLC	DE
Comcast Phone of Iowa, LLC	DE
Comcast Phone of Kansas, LLC	DE
Comcast Phone of Kentucky, LLC	DE
Comcast Phone of Louisiana, LLC	DE
Comcast Phone of Maine, LLC	DE
Comcast Phone of Maryland, Inc.	CO
Comcast Phone of Massachusetts, Inc.	DE
Comcast Phone of Michigan, LLC	DE
Comcast Phone of Minnesota, Inc.	MN
Comcast Phone of Mississippi, LLC	DE
Comcast Phone of Missouri, LLC	DE
Comcast Phone of Montana, LLC	DE
Comcast Phone of Nebraska, LLC	DE
Comcast Phone of Nevada, LLC	DE
Comcast Phone of New Hampshire, LLC	DE
Comcast Phone of New Jersey, LLC	DE
Comcast Phone of New Mexico, LLC	DE
Comcast Phone of New York, LLC	DE
Comcast Phone of North Carolina, LLC	DE
Comcast Phone of North Dakota, LLC	DE
Comcast Phone of Northern Maryland, Inc.	MD
Comcast Phone of Northern Virginia, Inc.	VA
Comcast Phone of Ohio, LLC	DE
Comcast Phone of Oklahoma, LLC	DE
Comcast Phone of Oregon, LLC	DE
Comcast Phone of Pennsylvania, LLC	DE
Comcast Phone of Rhode Island, LLC	DE
Comcast Phone of South Carolina, Inc.	SC
Comcast Phone of South Dakota, LLC	DE
Comcast Phone of Tennessee, LLC	DE
Comcast Phone of Texas, LLC	DE
Comcast Phone of Utah, LLC	DE
Comcast Phone of Vermont, LLC	DE
Comcast Phone of Virginia, LLC	VA
Comcast Phone of Washington, LLC	DE
Comcast Phone of West Virginia, LLC	DE
Comcast Phone of Wisconsin, LLC	DE
Comcast Phone, LLC	DE
Comcast PM Holdings, LLC	DE

Comcast Primestar Holdings, Inc.	DE
Comcast Programming Development, Inc.	DE
Comcast Programming Holdings, LLC	DE
Comcast Programming Management, LLC	DE
Comcast Programming Ventures II, Inc.	DE
Comcast Programming Ventures III, LLC	DE
Comcast Programming Ventures IV, LLC	DE
Comcast Programming Ventures V, Inc.	DE
Comcast Programming Ventures, LLC	DE
Comcast PSM Holdings, LLC	DE
Comcast QCOM TV Partners GP, LLC	DE
Comcast QIH, Inc.	DE
Comcast QVC, Inc.	DE
Comcast Real Estate Holdings of Alabama, Inc.	AL
Comcast Regional Programming, Inc.	PA
Comcast RL Holdings, Inc.	DE
Comcast SC Investment, Inc.	DE
Comcast SCH Holdings, LLC	DE
Comcast Shared Services Corporation	DE
Comcast Spectacor Ventures, LLC	PA
Comcast Spectacor, L.P.	PA
Comcast Sports Holding Company, LLC	DE
Comcast Sports Management Services, LLC	DE
Comcast Sports NY Holdings, Inc.	DE
Comcast Sports Southwest, LLC	DE
Comcast SportsNet Bay Area Holdings, Inc.	DE
Comcast SportsNet Chicago Holdings, Inc.	DE
Comcast SportsNet Chicago, LLC	DE
Comcast SportsNet Mid-Atlantic GP, LLC	DE
Comcast SportsNet Mid-Atlantic LP, LLC	DE
Comcast SportsNet Mid-Atlantic, L.P.	DE
Comcast SportsNet NE Holdings, Inc.	DE
Comcast SportsNet Northwest, LLC	DE
Comcast SportsNet Philadelphia, Inc.	PA
Comcast SportsNet Philadelphia, L.P.	PA
Comcast SportsNet West, Inc.	DE
Comcast Spotlight Charter Cable Advertising, LP	DE
Comcast Spotlight JV Holdings, LLC	DE
Comcast Spotlight, LLC	DE
Comcast STB Software DVR, LLC	DE
Comcast STB Software I, LLC	DE
Comcast STB Software II, LLC	DE
Comcast STB Software LIB, LLC	DE
Comcast STB Software MOT, LLC	DE
Comcast STB Software PAN, LLC	DE
Comcast STB Software PM, LLC	DE
Comcast STB Software TW, LLC	DE
Comcast Studio Investments, Inc.	DE
Comcast TCP Holdings, Inc.	DE
Comcast TCP Holdings, LLC	DE
Comcast Technology, Inc.	DE
Comcast Telephony Communications of California, Inc.	CA
Comcast Telephony Communications of Connecticut, Inc.	CT
Comcast Telephony Communications of Delaware, Inc.	DE
Comcast Telephony Communications of Georgia, Inc.	GA
Comcast Telephony Communications of Indiana, Inc.	IN

Comcast Telephony Communications of Pennsylvania, Inc.	PA
Comcast Telephony Communications, LLC	DE
Comcast Telephony Services Holdings, Inc.	DE
Comcast TKI Holdings, Inc.	DE
Comcast TW Exchange Holdings I GP, LLC	DE
Comcast TW Exchange Holdings I, LP	DE
Comcast TW Exchange Holdings II GP, LLC	DE
Comcast TW Exchange Holdings II, LP	DE
Comcast Visible World Holdings, Inc.	DE
Comcast WCS ME02, Inc.	DE
Comcast WCS ME04, Inc.	DE
Comcast WCS ME05, Inc.	DE
Comcast WCS ME16, Inc.	DE
Comcast WCS ME19, Inc.	DE
Comcast WCS ME22, Inc.	DE
Comcast WCS ME26, Inc.	DE
Comcast WCS ME28, Inc.	DE
Comcast WCS Merger Holdings, Inc.	DE
Comcast WG, Inc.	DE
Comcast Wireless Investment I, Inc.	DE
Comcast Wireless Investment II, Inc.	DE
Comcast Wireless Investment III, Inc.	DE
Comcast Wireless Investment IV, Inc.	DE
Comcast Wireless Investment V, Inc.	DE
Comcast Wireless Investment VI, Inc.	DE
Comcast/Bright House Networks Detroit Cable Advertising, LLC	DE
Comcast/Mediacom Minneapolis Cable Advertising, LLC	DE
Comcast/TWC Charleston Cable Advertising, LLC	DE
Comcast/TWC Enterprise Cable Advertising, LLC	DE
Comcast/TWC Franklin Cable Advertising, LLC	DE
Comcast/TWC Hilton Head Cable Advertising, LLC	DE
Comcast/TWC Idaho Cable Advertising, LLC	DE
Comcast/TWC Littleton/Plymouth Cable Advertising, LLC	DE
Comcast/TWC New Hampshire Cable Advertising, LLC	DE
Comcast/TWC Saranac Lake Cable Advertising, LLC	DE
Comcast-Spectacor Foundation	PA
ComCon Entertainment Holdings, Inc.	DE
Command Cable of Eastern Illinois Limited Partnership	NJ
Community Realty, Inc.	NV
Community Telecable of Seattle, Inc.	WA
Conditional Access Licensing, LLC	DE
Continental Australia Programming, Inc.	MA
Continental Cablevision Asia Pacific, Inc.	MA
Continental Programming Australia Limited Partnership	Australia
Continental Telecommunications Corp. of Virginia	VA
Continental Teleport Partners, Inc.	MA
CSLP London, LLC	DE
CSLP Soccer, LLC	PA
CVC Keep Well LLC	DE
DailyCandy Commerce, LLC	DE
DailyCandy, Inc.	DE
Digiventures, LLC	DE
E Entertainment UK Limited	United Kingdom
E! Entertainment Europe BV	Netherland Antilles
E! Entertainment Hong Kong Limited	Hong Kong
E! Entertainment Television International Holdings, Inc.	DE

E! Entertainment Television, Inc.	DE
E! Networks Productions, Inc.	DE
Elbert County Cable Partners, L.P.	CO
Equity Resources Venture	CO
Erdos LLC	DE
Exclamation Music, Inc.	CA
Exclamation Productions, Inc.	CA
Exercise TV LLC	DE
FAB Communications, Inc.	OK
Fandango Marketing, Inc.	CA
Fandango, Inc.	DE
First Television Corporation	DE
Flyers Atlantic City Youth Hockey Club, Inc.	NJ
Flyers Skate Zone, L.P.	PA
For Games Music, LLC	DE
Four Flags Cable TV	MI
Four Flags Cablevision	MI
FPS Rink, Inc.	PA
FPS Rink, L.P.	PA
FPS Urban Renewal, Inc.	NJ
Front Row Marketing Services, L.P.	PA
G4 Holding Company	DE
G4 Media Productions, LLC	DE
G4 Media, Inc.	DE
Garden State Telecommunications, LLC	DE
Gateway/Jones Communications, LTD.	CO
Genacast Ventures, LLC	DE
Global Spectrum (NEC), d.o.o.	Croatia
Global Spectrum Facility Management, L.P.	Canada
Global Spectrum Facility Management, Limited	Canada
Global Spectrum of Texas, LLC	TX
Global Spectrum Pico Holdings Pte. Ltd.	Singapore
Global Spectrum Pico Pte. Ltd.	Singapore
Global Spectrum, Inc.	PA
Global Spectrum, L.P.	DE
GolfColorado.com, Inc.	CO
Golfnow Enterprises Inc.	Canada
Golfnow Inc.	AZ
Greater Boston Cable Advertising	MA
Guide Investments, Inc.	CO
GuideWorks, LLC	DE
Hawkeye Communications of Clinton, Inc.	IA
Headend In The Sky, Inc.	CO
Heritage Cablevision of Massachusetts, Inc.	MA
Heritage Cablevision of South East Massachusetts, Inc.	MA
Home Sports Network, Inc.	CO
IEC License Holdings, Inc.	DE
In Demand L.L.C.	DE
Incuborn Solutions, Inc.	AZ
Interactive Technology Services, Inc.	PA
Intermedia Cable Investors, LLC	CA
International Media Distribution, LLC	CO
Iowa Hockey, LLC	IA
Jones Cable Corporation	CO
Jones Cable Holdings, Inc.	CO
Jones Panorama Properties, LLC	DE

Jones Programming Services, Inc.	CO
Jones Spacelink Cable Corporation	CO
Jones Telecommunications of California, LLC.	CO
Last Minute Tee Times, Inc.	GA
LCNI II, Inc.	DE
Lenfest Atlantic Communications, Inc.	DE
Lenfest Australia Group Pty Ltd.	Australia
Lenfest Australia Investment Pty Ltd.	Australia
Lenfest Australia, Inc.	DE
Lenfest Clearview GP, LLC	DE
Lenfest Clearview, LP	DE
Lenfest Delaware Properties, Inc.	DE
Lenfest International, Inc.	DE
Lenfest Investments, Inc.	DE
Lenfest Jersey, LLC	DE
Lenfest MCN, Inc.	DE
Lenfest Oaks, Inc.	PA
Lenfest York, LLC	DE
Liberty Ventures Group LLC	DE
LMTT Canada, Inc.	Canada
London Civic Centre Corporation	Canada
London Civic Centre Limited Partnership	Canada
LVO Cable Properties, Inc.	OK
M H Lightnet, LLC	DE
MarketLink Indianapolis Cable Advertising, LLC	DE
MediaOne Brasil Comércio e Participações Ltda.	Brazil
Mile Hi Cable Partners, L.P.	CO
MOC Holdco I, LLC	DE
MOC Holdco II, Inc.	DE
Mountain Cable Network, Inc.	NV
Mountain States General Partner, LLC	CO
Mountain States Limited Partner, LLC	CO
Mt. Clemens Cable TV Investors, Inc.	MI
MW Sports Holdings, LLC	DE
MW Sports Network, LLC	DE
National Cable Communications LLC	DE
National Digital Television Center, LLC	CO
NDTC Technology, Inc.	CO
New England Cable News	MA
New England Microwave, Inc.	CT
Northwest Illinois Cable Corporation	DE
Northwest Illinois TV Cable Co.	DE
NROCA Holdings, Inc.	DE
One Belmont Insurance Company	VT
Ovations Fanfare, L.P.	PA
Ovations Food Services I, Inc.	OK
Ovations Food Services of Oklahoma City, LLC	OK
Ovations Food Services of Texas, LLC	TX
Ovations Food Services of Washington, LLC	WA
Ovations Food Services, d.o.o.	Croatia
Ovations Food Services, Inc.	PA
Ovations Food Services, L.P.	PA
Ovations Ontario Food Services, Inc.	Canada
Ovations Ontario Food Services, L.P.	Canada
Pacific Northwest Interconnect	NY

Pacific Regional Programming Partners	NY
Palm Beach Group Cable Joint Venture	FL
Parnassos Communications, L.P.	DE
Parnassos Holdings, LLC	DE
Patron Solutions, L.P.	PA
Patron Solutions, LLC	PA
Pattison Development, Inc.	PA
Pattison Realty, Inc.	PA
Philadelphia 76ers, Inc.	DE
Philadelphia 76ers, L.P.	DE
Philadelphia Flyers Enterprises Co.	Canada
Philadelphia Flyers, L.P.	DE
Philadelphia Flyers, LLC	DE
Philadelphia Minor League Hockey I, L.P.	PA
Philadelphia Minor League Hockey, Inc.	PA
Plaxo, Inc.	DE
Preview Magazine Corporation	DE
Prime Telecom Potomac, LLC	DE
QCOM TV Partners	PA
Regional NE Holdings I LLC	DE
Regional NE Holdings II, L.L.C.	DE
Regional Pacific Holdings II LLC	DE
Regional Pacific Holdings LLC	DE
Roberts Broadcasting Corporation	PA
Saigon Broadcasting LLC	DE
Satellite Services, Inc.	DE
Saturn Cable TV, Inc.	CO
SCI 34, Inc.	DE
SCI 36, Inc.	DE
SCI 37, Inc.	DE
SCI 38, Inc.	DE
SCI 48, Inc.	DE
SCI 55, Inc.	DE
Selkirk Communications (Delaware) Corporation	DE
Southwest Washington Cable, Inc.	WA
Spectacor Adjoining Real Estate New Arena, L.P.	DE
Spectrum Arena Limited Partnership	PA
SpectrumCo, LLC	DE
SportsChannel New England Limited Partnership	CT
SportsChannel Pacific Associates	NY
Spot Buy Spot, LLC	MN
St. Louis Tele-Communications, Inc.	MO
Stage II, L.P.	PA
Sterling Entertainment Enterprises, LLC	DE
Storer Administration, Inc.	DE
Strata Marketing, Inc.	DE
StreamSage, Inc.	DE
Susquehanna Cable Co., LLC	DE
Susquehanna Cable Investment Co.	DE
Taurus Properties, LLC	CO
TCI Adelphia Holdings, LLC	DE
TCI Atlantic, LLC	CO
TCI Bay, Inc.	DE
TCI Cable Investments, LLC	DE
TCI Cablevision Associates Inc.	DE
TCI Cablevision of California Century Holdings, LLC	CO

TCI Cablevision of Kentucky, Inc.	DE
TCI Cablevision of Massachusetts, Inc.	MA
TCI Cablevision of Michigan, Inc.	MI
TCI Cablevision of Minnesota, Inc.	MN
TCI Cablevision of Nebraska, Inc.	NE
TCI Cablevision of North Central Kentucky, Inc.	DE
TCI Cablevision of Sierra Vista, Inc.	CO
TCI Cablevision of South Dakota, Inc.	SD
TCI Cablevision of St. Bernard, Inc.	DE
TCI Cablevision of Vermont, Inc.	DE
TCI California Holdings, LLC	CO
TCI Capital Corp.	WY
TCI Central, LLC	DE
TCI Command II, LLC	CO
TCI Command, Inc.	CO
TCI Communications Financing I	DE
TCI Communications Financing II	DE
TCI Communications Financing III	DE
TCI Communications Financing IV	DE
TCI CSC II, Inc.	NY
TCI CSC III, Inc.	CO
TCI CSC IV, Inc.	CO
TCI CSC IX, Inc.	CO
TCI CSC V, Inc.	CO
TCI CSC VI, Inc.	CO
TCI CSC VII, Inc.	CO
TCI CSC VIII, Inc.	CO
TCI CSC X, Inc.	CO
TCI CSC XI, Inc.	CO
TCI Development, LLC	DE
TCI Evangola, Inc.	WY
TCI Falcon Holdings, LLC	DE
TCI FCLP Alabama, LLC	DE
TCI FCLP California, LLC	DE
TCI FCLP Missouri, LLC	DE
TCI FCLP Northern California, LLC	DE
TCI FCLP Northwest, LLC	DE
TCI FCLP Oregon, LLC	DE
TCI FCLP Redding, LLC	DE
TCI FCLP Wenatchee, LLC	DE
TCI Gilbert Uplink, Inc.	CO
TCI Great Lakes, Inc.	DE
TCI Hits At Home, Inc.	CO
TCI Holdings, Inc.	DE
TCI Holdings, LLC	DE
TCI ICM VI, Inc.	DE
TCI IL-Holdings II, LLC	CO
TCI IL-Holdings, Inc.	CO
TCI Internet Holdings, Inc.	CO
TCI Internet Services, LLC	DE
TCI IP-VI, LLC	DE
TCI IT Holdings, Inc.	CO
TCI Lake II, LLC	CO
TCI Lake, Inc.	WY
TCI Lenfest, Inc.	CO
TCI Magma Holdings, Inc.	CO

TCI Materials Management, Inc.	CO
TCI Michigan, Inc.	DE
TCI Microwave, Inc.	DE
TCI Midcontinent, LLC	DE
TCI National Digital Television Center - Hong Kong, Inc.	DE
TCI New York Holdings, Inc.	CO
TCI Northeast, Inc.	DE
TCI of Bloomington/Normal, Inc.	VA
TCI of Council Bluffs, Inc.	IA
TCI of Greenwich, Inc.	CO
TCI of Indiana Holdings, LLC	CO
TCI of Indiana Insgt Holdings, LLC	CO
TCI of Kokomo, Inc.	CO
TCI of Lee County, Inc.	AL
TCI of Lexington, Inc.	DE
TCI of Maine, Inc.	ME
TCI of Missouri, Inc.	MO
TCI of North Central Kentucky, Inc.	DE
TCI of North Dakota, Inc.	ND
TCI of Overland Park, Inc.	DE
TCI of Paterson, Inc.	NV
TCI of Radcliff, Inc.	DE
TCI of South Dakota, Inc.	CO
TCI of Southern Minnesota, Inc.	DE
TCI of Springfield, Inc.	MO
TCI of Watertown, Inc.	IA
TCI Ohio Holdings, Inc.	CO
TCI Pacific Communications, Inc.	DE
TCI Pennsylvania Holdings, Inc.	CO
TCI Programming Holding Company III	DE
TCI Realty, LLC	DE
TCI South Carolina IP-I, LLC	DE
TCI Southeast, Inc.	DE
TCI Spartanburg IP-IV, LLC	DE
TCI Starz, Inc.	CO
TCI Technology Management, LLC	DE
TCI Telecom, Inc.	DE
TCI Texas Cable Holdings LLC	CO
TCI Texas Cable, LLC	CO
TCI TKR Cable II, Inc.	DE
TCI TKR of Houston, Inc.	DE
TCI TKR of Jefferson County, Inc.	DE
TCI TKR of Metro Dade, LLC	DE
TCI TKR of Southeast Texas, Inc.	DE
TCI TKR of Wyoming, Inc.	WY
TCI TW Texas JV Holdings II, Inc.	CO
TCI TW Texas JV Holdings III, Inc.	CO
TCI TW Texas JV Holdings IV, Inc.	CO
TCI TW Texas JV Holdings V, Inc.	CO
TCI USC, Inc.	CO
TCI Washington Associates, L.P.	DE
TCI West, Inc.	DE
TCI.NET, Inc.	DE
TCI/CA Acquisition Sub, LLC	CO
TCI/CI Merger Sub, LLC	DE
TCID Data Transport, Inc.	CO

TCID of Chicago, Inc.	IL
TCID of Florida, LLC	FL
TCID of Michigan, Inc.	NV
TCID of South Chicago, Inc.	IL
TCID Partners II, Inc.	CO
TCID Partners, Inc.	CO
TCID X*PRESS, Inc.	CO
TCID-Commercial Music, Inc.	CO
TCP Security Company LLC	TX
Tele-Communications of Colorado, Inc.	CO
Televents Group Joint Venture	CO
Televents Group, Inc.	NV
Televents of Colorado, LLC	CO
Televents of Florida, LLC	DE
Televents of Powder River, LLC	DE
Televents of Wyoming, LLC	DE
Tempo DBS, Inc.	CO
Tempo Development Corporation	OK
TEMPO Television, Inc.	OK
TGC, Inc.	DE
The Comcast Foundation	DE
The Comcast Network, LLC	DE
thePlatform for media, inc.	DE
thePlatform, Inc.	DE
Trans-Muskingum, Incorporated	WV
Tribune-United Cable of Oakland County	MI
TVWorks Canada, Inc.	Canada
TVWorks, LLC	DE
U S West (India) Private Limited	India
UACC Midwest Insgt Holdings, LLC	CO
UA-Columbia Cablevision of Massachusetts, Inc.	MA
UATC Merger Corp.	DE
UCTC LP Company	DE
UCTC of Los Angeles County, Inc.	DE
United Artists Holdings, Inc.	DE
United Artists Holdings, LLC	DE
United Cable Investment of Baltimore, Inc.	MD
United Cable Television Corporation of Michigan	MI
United Cable Television of Baldwin Park, Inc.	CO
United Cable Television of Illinois Valley, Inc.	IL
United Cable Television of Los Angeles, LLC	CA
United Cable Television of Oakland County, Ltd.	CO
United Cable Television of Sarpy County, Inc.	NE
United Cable Television of Scottsdale, Inc.	AZ
United Cable Television Services of Colorado, Inc.	CO
United of Oakland, Inc.	DE
US WEST Deutschland GmbH	Germany
UTI Purchase Company	CO
Vehix, Inc.	UT
VERSUS, L.P.	DE
Waltham Tele-Communications	MA
Waltham Tele-Communications, LLC	CO
Watch What You Play Music, LLC	DE
Western Range Insurance Co.	VT
Western Satellite 2, Inc.	CO

WestMarc Cable Holding, Inc.	DE
WestMarc Development II, Inc.	CO
WestMarc Development III, LLC	CO
WestMarc Development IV, LLC	CO
WestMarc Development, LLC	CO
WestMarc Realty, Inc.	CO
York Cable Television, LLC	DE